Exhibit 99.1

Independent Accountant’s Report

CIG Financial, LLC

6 Executive Circle, Suite 100

Irvine, CA 92614

And

Deutsche Bank Securities Inc.

60 Wall Street 5th Floor

New York, NY 10005

And

Capital One Securities, Inc.

299 Park Ave, 31st Floor

New York, NY 10171

We have performed the procedures enumerated below on certain records and transactions of CIG Financial, LLC and Subsidiaries (Company, Responsible Party) and Deutsche Bank Securities Inc. and Capital One Securities, Inc., together with the Company, the Specified Parties, for the purpose of assisting in their evaluation of certain information with respect to a portfolio of automobile-secured receivables in connection with the issuance of automobile receivable-backed notes by CIG Auto Receivables (CIGAR) Trust 2021-1 (the Proposed Transaction). The Company is responsible for the automobile receivable records.

The Responsible Party has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting in their evaluation of certain information with respect to a portfolio of automobile-secured receivables in connection with the issuance of automobile receivable- backed notes by CIG Auto Receivables (CIGAR) Trust 2021-1 (the Proposed Transaction). Additionally, Deutsche Bank Securities Inc. and Capital One Securities, Inc. have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i)	The computer-generated Loan Data File provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File”;

(ii)	Certain data fields in the Loan Data File shall be herein referred to as “Specified Attributes”;

(iii)	The term “Automobile Loan Contract” or “Contract” means automobile installment sales contracts secured by new and used automobiles;

(iv)	The term “Automobile Loan Contract File” or “Contract File” means an electronic image file containing the installment sales contract, evidence of title (or equivalent) and credit application;

(v)	The term “Obligor” means the borrower(s) stated on the installment sales contract; and

(vi)	The term “Customer Service Screen” refers to a screen image that CIG Financial, LLC’s management represented as information from its contract accounting system.

On September 17, 2021, the Specified Parties provided us with the Loan Data File as of August 31, 2021, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter dated September 1, 2021, on the sample of 175 individual customer loans. Beginning September 15, 2021, we were provided with remote access to the Company’s virtual private network, which allowed us to access the electronic Source Documents set forth related to the 175 individual customer loans.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding Source Documents outlined in Exhibit A. We found all Specified Attributes to be in agreement to Source Documents.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets as set forth in Exhibit B.

We also performed the following procedures on the sample of 175 Underlying Assets:

•	Inspected presence of signed credit application

•	Inspected presence of signed contract

•	Inspected presence of certificate of title or title application.

We noted no exceptions in our procedures outlined above.

As it relates to the title document, we sighted an electronic image of the title document and noted that the Company was named on such image as the Secured Party. If the image of the title document was not available in the Contract File, we observed a screen image provided by the Company, whom represented to us as being from the Company’s DealerTrack portal website, citing the Company as the Secured Party. In instances where the title document was not available and the note date is fewer than 60 days from the August 31, 2021, date, we observed evidence of a title application noting the Company as the Secured Party or lienholder.

As it relates to Specified Attribute 1, we compared the first and last name of the Obligor on the title document (or the equivalent) to the first and last name of the Obligor on the Contract and found to be in agreement. It has been agreed to by the Company that there may be abbreviated names and differences due to name variations or misspelled names, which are not deemed findings unless otherwise noted.

As it relates to Specified Attribute 2, we compared the Contract identification (account) number from the Customer Service Screen to the Loan Data File.

As it relates to Specified Attribute 7, we recalculated the maturity date as reflected in the Loan Data File, based on the Original Contract Term, the due date of the first payment and number of deferments as reflected on the Loan Data File. For certain Underlying Assets that were represented to us by the Company as having a due date change that were not reflected in the Loan Data File, the Company separately provided information related to the change in due date and we recalculated the maturity date for these Underlying Assets by adding the number of days from the original date of first payment to the change in due date, as provided to us by the Company. As agreed by the Company, unless otherwise noted, such recalculated amounts are deemed to be in agreement if differences are within three days.

As it relates to Specified Attributes 8 and 9, we also agreed this information to the title document (or equivalent) if such information was listed on the title document (or equivalent).

As it relates to Specified Attribute 11, there may be instances in which the Obligor stated on the installment sale contract does not agree to the Loan Data File. Management has represented to us that this is due to the Obligor subsequently moving residences to another state and the Company is updating to the new address that is reflected in the Loan Data File. For these instances, we reviewed the Customer Service Screen showing the Obligor’s request for address change that corresponds with the Obligor’s state within the Loan Data File, noting no exceptions. It was agreed to by the Company that these instances will not be reported as findings.

As it relates to Specified Attribute 13, we recalculated the current remaining term as reflected in the Loan Data File based on the difference in the number of months between the current maturity date as reflected in the Loan Data File and August 31, 2021 (the as-of date of the Specified Attributes in the Loan Data File). Based on our review of the Customer Service Screen, if the loan experienced an extension, additional payments or delinquent payments, we recalculated the current remaining term based on the difference in the number of months between the current maturity date as reflected in the Loan Data File and August 31, 2021, plus extensions or delinquent payments and/or less additional payments.

The Contracts and Contract Files described above, including any information obtained from the indicated systems, and any other related documents used in support of the Specified Attributes were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments, or reflect the current prevailing terms with respect to the corresponding 175 underlying assets selected.

We noted no exceptions in our procedures outlined above.

We were engaged by the Responsible Party to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Responsible Party for the purpose of assisting in their evaluation of certain information with respect to a portfolio of automobile-secured receivables in connection with the issuance of automobile receivable-backed notes by CIG Auto Receivables (CIGAR) Trust 2021-1 (the Proposed Transaction). Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Responsible Party and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement. This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation.

Las Vegas, Nevada
October 22, 2021

Exhibit A

Specified Attributes and Source Documents

Attribute Number	Specified Attribute	Source Documents
1	Name of obligor	Automobile Loan Contract and Title Document (or equivalent)
2	Contract identification number	Customer Service Screen
3	Amount financed	Automobile Loan Contract
4	Original Contract Term	Automobile Loan Contract
5	Monthly payment	Automobile Loan Contract
6	Annual Percentage Rate	Automobile Loan Contract
7	Maturity date (calculation)	Automobile Loan Contract
8	Manufacturer	Automobile Loan Contract and Title Document (or equivalent)
9	Vehicle identification number	Automobile Loan Contract and Title Document (or equivalent)
10	Required first payment date	Automobile Loan Contract
11	Obligor state	Automobile Loan Contract
12	Dealer state	Automobile Loan Contract
13	Current remaining term	Automobile Loan Contract

Exhibit B

Specified Attributes Not Subject to Procedures

Below is a list of additional Specified Attributes included in the Loan Data File. These Specified Attributes were not subject to any procedures as outlined in the arrangement letter dated September 1, 2021.

Specified Attribute
Origination Date
Contract Date
Vehicle Model Name
Vehicle New/Used Code
Vehicle Mileage
Vehicle Value Amount
Vehicle Value Source Code
Interest Paid Through Date
Reporting Period Scheduled Payment Date
Reporting Period Scheduled Payment
Reporting Period Scheduled Payment Interest
Reporting Period Scheduled Payment Principle
Next Reporting Period Payment Amount Due
Next Reporting Period Interest Amount Due
Next Reporting Period Principal Amount Due
Reporting Period Payment Paid
Reporting Period Principal Paid
Reporting Period Interest Paid
Reporting Period Other Paid
Total Actual Amount Paid
Actual Interest Collected Amount
Actual Principal Collected Amount
Actual Other Collected Amount
Repossession Indicator
Defers Processed Life to Date Number
Loan Program Type
Charge-off Date
Gross Principal Charge-off
Net Recovery
Obligor Credit Score Type
Obligor Credit Score
RV Score
Loan Group
Previous Repurchase
Total Down Payment
Payment to Income Percentage
Loan to Value Ratio
Debt to Income Percentage
Years at Job
Months at Job
Years at Residence
Months at Residence
Dealer Type
Title Status
Title Type
Document Issues
Dealer Name
Dealer ID
Due Date Change Days
Next Due Date
Days Past Due